UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 9, 2020

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
On October 9, 2020, Spectrum Brands Holdings, Inc. (the “Company”) appointed Gautam Patel and Anne S. Ward, each an independent, highly qualified, and diverse background candidate to its Board of Directors (the “Board”). These appointments were made in response to shareholder feedback and in furtherance of the Board’s commitment to advancing diversity and gender inclusion. The Board believes that the Company and its stakeholders are benefited by a highly skilled board with a significant variety of expertise and experiences and diversity across race, gender and ethnicity.
In addition, as part of the Company’s shareholder engagement program and its commitment to improved corporate governance, the Board also adopted a Board Diversity Policy. A copy of this policy can be found on the Company’s website at www.spectrumbrands.com under “Investor Relations-Corporate Governance Documents”.
Mr. Patel and Ms. Ward will serve as Class II and Class III directors, respectively, until the earlier of the annual meeting of the Company’s stockholders for their respective directorship class or until his or her successor is duly elected and qualified. The Board also appointed Mr. Patel to serve on the Audit Committee.
Mr. Patel and Ms. Ward are independent directors as defined under the listing standards of the New York Stock Exchange. There are no arrangements or understandings between Mr. Patel and Ms. Ward and any other persons pursuant to which they were selected as directors of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Mr. Patel and Ms. Ward and the Company.
In consideration for their service to the Company, Mr. Patel and Ms. Ward will receive ordinary director compensation consistent with that received by the Company's other non-employee directors as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on June 18, 2020.
Item 7.01.    REGULATION FD DISCLOSURE
On October 13, 2020, the Company issued a press release announcing the appointments of Ms. Ward and Mr. Patel to the Board, a copy of the press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated by reference into this Item 7.01.
In accordance with General Instruction B.2 of Form 8-K, the information in this Report under this heading, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act.
Item 9.01.    FINANCIAL STATEMENT AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description
99.1	Director Appointment Press Release by Spectrum Brands Holdings, Inc. dated October 13, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, Corporate Secretary and General Counsel

SB/RH HOLDINGS, LLC
	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, Corporate Secretary and General Counsel
Date: October 13, 2020
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